SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                      [Amendment No.      ]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

               ADDvantage Technologies Group, Inc.
          (Name of Registrant As Specified In Charter)

   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-6(i)(1) and
     0-11.
     1) Title to each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                  ADDvantage Technologies Group, Inc.
                            1605 East Iola
                     Broken Arrow, Oklahoma 74012

                       NOTICE OF ANNUAL MEETING

     Date:     Tuesday, March 4, 2003

     Time:     10:00 a.m.

     Place:    Corporate Office of ADDvantage Technologies Group, Inc.
          1605 E. Iola,
          Broken Arrow, Oklahoma

Matters to be voted on:
  1.   Election of six directors.

  2. Ratification of the appointment of Tullius Taylor Sartain & Sartain LLP as our independent auditors for 2002.

  3. Any other business properly brought before the shareholders at the meeting.


                                    By  Order of the Board of Directors,

                                    /S/ Lynnwood R. Moore
                                    Lynnwood R. Moore, Jr., Secretary
February 6, 2003

                            CONTENTS
                                                                       Page
                                                                       ----
           General Information About Voting                             2
           Stock Ownership                                              3
           Proposal No. 1: Election of Directors                        4
           Proposal No. 2: Appointment of Independent Auditors          8
           Shareholder Proposals for 2003 Annual Meeting                9
           Other Matters                                                9

                         PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the board of directors. This proxy statement is first being sent to shareholders on or about February 7th, 2003. Please note that our annual report accompanies this mailing of the proxy statement.

                  ADDvantage Technologies Group, Inc.
                            1605 East Iola
                     Broken Arrow, Oklahoma 74012

                PROXY STATEMENT FOR 2003 ANNUAL MEETING

                   GENERAL INFORMATION ABOUT VOTING

Who can vote?
	You can vote your shares of common stock if our records show that you owned the shares on January 28, 2003. A total of 10,010,414 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. We do not recognize cumulative voting for the election of our directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?
        Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the six directors and for each of the other proposals to be considered at the meeting.

What if other matters come up at the annual meeting?
        The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?
        Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. Attendance at the annual meeting will not, by itself, revoke your proxy card.

Can I vote in person at the annual meeting rather than by completing the proxy card?
        Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?
        If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?
	We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. Votes will be tabulated by an inspector of election appointed by our board of directors. Abstentions from voting, which you may specify on each proposal except the election of directors, will have the effect of a negative vote.

	If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so called "broker nonvotes"), the nominee cannot vote them on any proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on the election of directors or to ratify the approval of Tullius Taylor Sartain & Sartain LLP as our independent auditors.

Who pays for this proxy solicitation?
	The accompanying proxy is solicited by and on behalf of our board of directors, and the entire cost will be paid by us. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this, but they may be reimbursed for their out-of-pocket expenses incurred while assisting us in soliciting your proxy.

                            STOCK OWNERSHIP

     The following table shows the number of shares of common stock or preferred stock beneficially owned (as of January 28, 2003) by:

  - each person who we know beneficially owns more than 5% of our common stock;

  -    each director;

  -    each executive officer named in the Summary Compensation Table on page 2;
       and

  -    our directors and executive officers as a group.

Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.




                      Beneficial Ownership

                                                      Number of              Number of
                               Number of              Shares of              Shares of
                               Shares of              Series A               Series B
                                 Common               Preferred              Preferred
                                 Stock      Percent     Stock      Percent     Stock       Percent
  Name and Address of         Beneficially     of    Beneficially     of    Beneficially      of
   Beneficial Owner             Owned (1)    Class     Owned (2)    Class      Owned        Class
   ----------------             ---------    -----     ---------    -----      -----        -----
  Gary W. Young                138,708 (3)     1.4%       -0-         -0-        -0-          -0-
  5905 S. Knoxville Ave.
  Tulsa, OK  74135

  David E. Chymiak           4,169,100 (4)    41.6%     100,000      50.0%     150,000       50.0%
  1605 E. Iola
  Broken Arrow, OK  74012

  Kenneth A. Chymiak         4,003,000 (4)    40.0%     100,000      50.0%     150,000       50.0%
  1605 E. Iola
  Broken Arrow, OK  74012

  Stephen J. Tyde               20,000 (4)      *         -0-         -0-        -0-          -0-
  8008 S. Fulton Ave.
  Tulsa, OK  74136

  Freddie H. Gibson              3,000 (4)      *         -0-         -0-        -0-          -0-
  808 S. Erie Avenue
  Tulsa, OK  74136

  Randy L. Weideman            138,780 (4)     1.4%       -0-         -0-        -0-          -0-
  Highway 136 West
  Deshler, NE  68340

  All Executive Officers     8,473,588(3,4)   84.6%    200,000        100%    300,000         100%
  Directors as a group
  (6 persons)
_____________________________
*  Less than one percent.


(1) Shares which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2) Each share of Series A Cumulative Convertible Preferred Stock is convertible into 10 shares of our common stock.

(3) Includes 27,000 shares are subject to stock options which are fully exercisable.

(4) Includes 3,000 shares subject to stock options which are fully exercisable.

(5) All of the shares beneficially owned by Mr. Young are held of record by the GWYSEY General Partnership jointly owned by Mr. Young and his wife.

(6) All of the shares beneficially owned by Mr. Chymiak are held of record 50% by him as trustee of the Ken Chymiak Revocable Trust and 50% by his wife as trustee of the Susan Chymiak Revocable Trust. Mr. Chymiak disclaims beneficial ownership of the shares held by his wife.



                       PROPOSAL NO. 1
                    Election Of Directors

     Our entire board of directors will be elected at the annual meeting. The directors will be elected for one-year terms expiring at the next annual meeting. Our bylaws provide that our board shall consist of not less than one or more than nine directors, as determined from time to time by board resolution. Our board has established the number of directors at six.

     Vote Required. The six nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock for each of the directorships.

     Nominations. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we do not know of any reason why one of these nominees might not be able to serve, our board of directors will propose a substitute nominee if any nominee is unavailable for election.

     Shareholders also can nominate persons to be directors. If you want to nominate a person, you must make the nomination in person at the annual meeting and the nominee must have agreed to serve if elected.

     General Information About the Nominees. All of the nominees are currently directors of ADDvantage. Each has agreed to be named in this proxy statement and to serve as director if elected. The ages listed for the nominees are as of January 28, 2003.

David E. Chymiak         Director since 1999

     David E. Chymiak, 57, has been the Chairman of our board since 1999. He is also the President and a director of our wholly owned subsidiary, TULSAT Corporation, which he and Kenneth A. Chymiak acquired in 1985.

Kenneth A. Chymiak       Director since 1999

     Kenneth A. Chymiak, 56, has been our President and Chief Executive officer since 1999. He is also the Executive Vice President and a director of TULSAT Corporation which he acquired with David E. Chymiak in 1985.

Freddie H. Gibson        Director since 1999

     Freddie H. Gibson, 55, has been the president and chairman of the board of directors of Heat Transfer and Equipment, a manufacturer of shell and turbo heat exchangers for oil and petroleum industries, since 1992.

Stephen J. Tyde               Director since 1999

     Stephen J. Tyde, 55, was the founder, president and chief executive officer of The Pump & Motor Works, Inc., an electric motor and turbo machinery manufacturing company from 1991- 2001. He was also the co-owner and chief operating officer of P&MW Holdings, Inc during the same period.

Gary W. Young            Director since 1990

     Gary W. Young, 61, served as our Executive Vice President - Finance and Administration from 1990-1999. He is also the owner and president of Young Ideas Inc., a financial consulting and investment company, he founded in 1987.

Randy L. Weideman        Director since 1999

     Randy L. Weideman, 46, founded Diamond W Investments, Inc. in 1985 and has served as its president since that time. We acquired Diamond W Investments, Inc. in 1999 and changed its name to Lee CATV Corporation.

      Committees of the Board. The board of directors has two principal committees. The following chart describes the function and membership of each committee and the number of times it met during our fiscal year ended September 30, 2002:

                 Audit Committee - 1 Meeting

Functions                                                          Members

-    Reviews qualifications of our independent auditors and     Gary W. Young
makes recommendations to our board about our independent
auditors                                                        Freddie H.Gibson

-    Reviews scope and results of audits with independent       Stephen J. Tyde
auditors, compliance with any of our written policies and procedures and the adequacy of our system of internal accounting and controls

-    Oversees quarterly reporting

- Performs the other functions listed in the Charter of the Audit Committee which is Attachment I to this proxy statement.

Report of the Audit Committee

     The Audit Committee of our board of directors is comprised of three directors who are not officers of the Company. Under currently applicable rules, all members are "independent" as defined under The Nasdaq Stock Market listing standards. The Audit Committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

      In connection with its function to oversee and monitor our financial reporting process, the Audit Committee has done the following:

     - reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2002, with management;

     - discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

     - received the written disclosures and the letter from the independent accountants required by Independence
          Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

     - based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for filing with the SEC.

          Gary W. Young       Freddie H. Gibson   Stephen J.  Tyde

             Compensation Committee - 1 Meeting


Functions                                               Members

-    Reviews and monitors performance of our         Gary W. Young
officers
                                                     Freddie H. Gibson

-    Approves compensation and benefits programs     Stephen J. Tyde
of our officers



     Our board had one meeting during fiscal 2002 (all other action being taken by unanimous written consent). Each director attended all meetings of the board and the committees on which he served.


                  Compensation of Directors

     We pay our three non-employee directors at a rate of $500 for each board meeting and $250 for each committee meeting the director attends. In addition, directors are eligible to receive awards of options to purchase 1,000 shares of our common stock each year. We reimburse all directors for out-of-pocket expenses incurred by them in connection with their service on our board and any board committee. During the fiscal year ended September 30, 2002, each of the three non-employee directors received a director's fee of $750. All of the directors received an award of stock options to purchase 1,000 shares of common stock at an exercise price of $0.81 per share. Directors who were our employees received no additional cash compensation for their services on our board of directors, but each of them did receive options covering 1,000 shares of our common stock during 2002.

    Certain Relationships and Related Party Transactions

     In fiscal 1999, Chymiak Investments, L.L.C., which is owned by David E. Chymiak and Kenneth A. Chymiak, purchased from TULSAT Corporation on
September 30, 1999 the real estate and improvements comprising the headquarters and a substantial portion of the other office and warehouse space of TULSAT Corporation for a price of $1,286,000. The price represents the appraised value of the property less the sales commission and other sales expenses that would have been incurred by TULSAT Corporation if it had sold the property to a third party in an arm's-length transaction. TULSAT Corporation entered into a five-year lease commencing October 1, 1999 with Chymiak Investments, L.L.C. covering the property under which the annual rental due to Chymiak Investments, L.L.C. is $180,000. TULSAT Corporation is leasing other property from Chymiak Investments, L.L.C. and paid that company $150,000 in 2001 and 2002; and is scheduled to pay $126,500 for 2003, and $78,000 for 2004.

     In fiscal 2001, ADDvantage Technologies Group of Texas borrowed $150,000 each on June 26, 2001 from Chymiak Investments, L.L.C for the purchase of a building comprising of office and warehouse space at the location in Texas. The note is payable at 7.5% over 10 years and total interest paid in 2002 was $10,694.

     In fiscal 2002, ADDvantage Technologies Group of Missouri completed additions at its location in Missouri and financed $342,000 from Chymiak Investments, L.L.C for a building comprising of office and warehouse space. The note is payable at 7.5% over 10 years and total interest paid in 2002 was $21,657.

     Chymiak Investments Inc., which is owned by Kenneth A. Chymiak and his wife, Susan C. Chymiak, owns three other properties leased to TULSAT Corporation for five-year terms (all ending in 2003) at rentals of $3,000 per month each (aggregate rentals per year of $108,000 for all three buildings).

     The Company has outstanding, unsecured stockholder loans of $1,100,000. Of this amount, $950,000s payable to revocable trusts for the benefit of Kenneth A. Chymiak and his wife and $150,000 is payable to David E. Chymiak. The interest rate on the notes is one and one-quarter percentage point below the Chase Manhattan Bank Prime, which is the same rate as the Company's bank line of credit. The current rate on the notes is 3.5% and the total interest paid on the notes was $79,166 in 2001 and $47,352 in 2002.

   Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission or the SEC and to furnish us with a copy of each of these reports. SEC regulations impose specific due dates for these reports, and we are required to disclose in this proxy statement any failure to file by these dates during fiscal 2002.

     To our knowledge, based solely on the review of the copies of these reports furnished to us and written representations that no other reports were required, during and with respect to fiscal 2002, all Section 16(a) filing requirements applicable to our executive officers, directors and more than 10% shareholders were complied with one exception. One of our directors, Stephen J. Tyde filed one late annual report with respect to three separate purchases of our shares during the 2001 fiscal year.


                             Summary Compensation Table
                                 Executive Officers


                                     Annual Compensation             Long-Term Compensation
                                 -------------------------  ---------------------------------
                                                                           Number
                                                    Other                of Shares
                                                    Annual   Restricted    Under-    Long-Term
                                                    Compen-    Stock       lying     Incentive
Name and                         Salary     Bonus   sation     Awards     Options     Payouts
Principal Position         Year  ($)(1)      ($)     ($)(2)      ($)      Granted       ($)
------------------         ----  -------    ------  -------    ------     -------       ---
David E. Chymiak           2002  225,000     -0-    10,000       -0-       1,000        -0-
 Chairman                  2001  213,463     -0-     8,500       -0-       1,000        -0-
                           2000  150,000     -0-     6,837       -0-       1,000        -0-


Kenneth A. Chymiak         2002  225,000     -0-    10,000       -0-       1,000        -0-
 President and             2001  213,463     -0-     8,500       -0-       1,000        -0-
 Chief Executive Officer   2000  150,000     -0-     6,837       -0-       1,000        -0-

     ________________
  (1) These amounts represent the salaries paid to these officers by TULSAT Corporation.
  (2) Other annual compensation represents, in 2002, 2001, 2000 our contribu-tions on behalf of each of the individuals to our 401(k) Plan.

                        Option Grants During Fiscal 2002

     The following table sets forth information regarding options granted during fiscal 2002 to named executive officers.

<OPTION>


                                      % of Total
                       Number of        Options
                         Shares       Granted to
                       Underlying      Employees
                        Options        in Fiscal   Exercise Price
 Name                   Granted           Year         ($/Sh)        Expiration Date
 -----                 ----------     -----------  --------------    ---------------
 Kenneth A. Chymiak      1,000            33.0%       $ 0.81           3/6/12
 David E. Chymiak        1,000            33.0%       $ 0.81           3/6/12


                    Option Exercises and Year-End Value Table

     There were no stock options exercised by the named executive officers during fiscal 2002. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended September 30, 2002.




                                                    Number of Shares of          Value of Unexercised
                          Shares                  Common Stock Underlying        In-the-Money Options
                       Acquired on     Value        at September 30, 2000        at September 30, 2000
Name                    Exercise     Realized    Exercisable  Unexercisable   Exercisable Unexercisable
------------          ------------   ---------   -----------  -------------   ----------- -------------
Kenneth A. Chymiak          -            -           3,000           -          $2,100           -
David E. Chymiak            -            -           3,000           -          $2,100           -



                               PROPOSAL NO. 2
                     Appointment Of Independent Auditors

     We recommend that you vote for the ratification of the appointment of Tullius Taylor Sartain & Sartain LLP.

     We have appointed the accounting firm of Tullius Taylor Sartain & Sartain LLP as our independent auditors to examine our financial statements for the fiscal year ending September 30, 2003. Tullius Taylor Sartain & Sartain LLP have been our independent auditors since 1994. Fees paid to the firm in relation to fiscal 2002 were as follows:


           Auditor Fees                              $  37,275
           Financial Information Systems Design
              And Implementation Fees                      -
           All other Fees                                  -
                                                    -----------
                Total                                $  37,275
                                                    ===========

     A resolution to ratify their appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Tullius Taylor Sartain & Sartain LLP. Although your ratification of the appointment of our independent auditors is not required, we are submitting the appointment of Tullius Taylor Sartain & Sartain LLP for your ratification as a matter of good corporate practice.

     A representative of Tullius Taylor Sartain & Sartain LLP will be present at the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.



         SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     If you want to include a shareholder proposal in the proxy statement for the 2004 annual meeting, it must be delivered to our executive offices, 1605 East Iola, Broken Arrow, Oklahoma, 74102, on or before October 10, 2003. In addition, if you wish to present a proposal at the 2003 annual meeting that will not be included in our proxy statement and you fail to notify the us by December 24, 2003, then the proxies solicited by our board for the 2003 annual meeting will include discretionary authority to vote on your proposal in the event that it is properly brought before the meeting.

                          OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can obtain a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2002 at no charge by writing to us at 1605 East Iola, Broken Arrow, Oklahoma, 74102.





                                  9

                                      PROXY
                       ADDVANTAGE TECHNOLOGIES GROUP, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth A. Chymiak, and David E. Chymiak, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of ADDvantage Technologies Group, Inc. (the "Company") held of record by the undersigned on January 28, 2003 at the Annual Meeting of Shareholders of the Company to be held on March 4, 2003, and at any and all adjournments or postponements thereof.


1.     Election of directors.

   FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxies as provided herein).

   [ ]   Kenneth A. Chymiak   David E. Chymiak   Stephen J. Tyde
         Freddie H. Gibson    Gary W. Young      Randy L. Weideman

   [ ]   WITHHOLD AUTHORITY to vote for all the nominees above.
         Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:






           (Continued and to be signed on the reverse side)





2. Proposal to approve the appointment of Tullius Taylor Sartain & Sartain, LLP as our independent auditors.

          [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned shareholder. If no specifications are made, this Proxy will be voted For Proposals 1 and 2. This Proxy is revocable at any time before it is exercised.

IMPORTANT: Please date this and sign this Proxy exactly as name appears to the left. If shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              Dated:_________________,2003

                                              Signature(s)________________

                                              Signature(s)________________


      PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                          ENCLOSED ENVELOPE.
      NO POSTAGE IS REQUIRED FOR MAILING INHE UNITED STATES.